UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 9, 2013
Date of Report (date of earliest event reported)

_________________________

ASCENA RETAIL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

30 Dunnigan Drive
Suffern, New York 10901
(Address of principal executive offices, including zip code)

(845) 369-4500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure.

On October 9, 2013, Ascena Retail Group, Inc. (the “Company”) hosted an Investor Day and teleconference. The live teleconference, slide presentation and Supplemental Fact Sheet were available to the public through the Company’s website. A copy of the slide presentation is furnished herewith as Exhibit 99.1, the Supplemental Fact Sheet is furnished herewith as Exhibit 99.2 and the Notes to the Supplemental Fact Sheet are furnished herewith as Exhibit 99.3, which are incorporated by reference herein. The furnished information should be read in conjunction with the Company’s Annual Report of Form 10-K for the fiscal year ended July 27, 2013.

The information in Item 7.01 of this Form 8-K (including all Exhibits filed hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Slide presentation of Ascena Retail Group, Inc. Investor Day held on October 9, 2013.

99.2	Supplemental Fact Sheet of Ascena Retail Group, Inc. Investor Day presentation held on October 9, 2013.

99.3	Notes to Supplemental Fact Sheet.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASCENA RETAIL GROUP, INC.

(Registrant)

Date: October 9, 2013

By: /s/ Jay Levine

Jay Levine
Senior Vice President, Chief Accounting Officer and Corporate Controller
(Principal Accounting Officer)

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